UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

Invesco CurrencyShares® Australian Dollar Trust

Sponsored by Invesco Specialized Products, LLC

(Exact name of registrant as specified in its charter)

New York	001-32911	20-4685355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(Address of principal executive offices, including zip code)

(800) 983-0903

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	FXA	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 19, 2026 (the “Effective Date”), Ms. Kelli Gallegos, Principal Financial and Accounting Officer of Invesco Specialized Products, LLC (the “Sponsor”), which is the sponsor of Invesco CurrencyShares® Australian Dollar Trust (the “Trust”), began a leave of absence.

On the Effective Date, the Board of Managers of the Sponsor appointed Ms. Lori Anello, Global Head of Operational Product Readiness, to serve as Principal Financial and Accounting Officer of the Sponsor, beginning October 22, 2026. Biographical information for Ms. Anello can be found below. There are no arrangements or understandings between Ms. Anello and any other person pursuant to which Ms. Anello was appointed to serve as Principal Financial and Accounting Officer of the Sponsor. There are no transactions or proposed transactions between Ms. Anello and the Trust that would be required to be reported under Item 404(a) of Regulation S-K.

Lori Anello (45) - Ms. Anello joined the Sponsor in 2018 and has served as Global Head of Operational Product Readiness at Invesco Ltd. (since June 2026); Principal Financial and Accounting Officer–Investment Pools of the Sponsor (sponsor to a suite of currency exchange-traded funds) (since October 2026); Vice President and Treasurer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust, and Invesco QQQ Trust, Series 1 (each a registered investment company offering series of exchange-traded funds, the “Invesco ETFs”) (since October 2026); and Assistant Vice President and Assistant Treasurer for the Invesco Funds complex (since September 2023). In these roles, she leads end-to-end operational readiness for fund administration across mutual funds, exchange-traded funds, alternatives, and institutional mandates. She previously held positions at Invesco Ltd. as Director of North America Fund Treasury (June 2024 to May 2026) and Director of the North America Office of the Fund CFO (November 2018 to June 2024), and previously served as Assistant Treasurer and Assistant Vice President of the Invesco ETFs, excluding Invesco QQQ Trust, Series 1 (December 2018 to October 2026), and of Invesco QQQ Trust, Series 1 (December 2025 to October 2026). She is a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO CURRENCYSHARES® AUSTRALIAN DOLLAR TRUST

	By:	Invesco Specialized Products, LLC
Sponsor of the Invesco CurrencyShares® Australian Dollar Trust

October 21, 2026		By:	/s/ Adam Henkel
Adam Henkel
Head of Legal, US ETFs